October 19, 1995

Dear
-------------------------------------------------------------------------------
Shareholder:
-------------------------------------------------------------------------------

For the six-month period ended September 30, Delaware Cash Reserve Class A shares provided a total return of +2.56% amid steadily falling interest rates that resulted from concerns about a slowing economy.

-------------------------------------------------------------------------------
TOTAL RETURN
                                              Six Months
                                                Ended
                                               9/30/95
                                           ----------------
Delaware Cash Reserve A Class                  +2.56%

Performance of Delaware Cash Reserve is based on net asset value and assumes reinvestment of dividends. Performance information for all classes can be found on page 4.
-------------------------------------------------------------------------------

         The gains in yield that money market funds enjoyed in calendar 1994 ceased this past spring as short-term interest rates began to fall in anticipation of a reversal of Federal Reserve Board interest rate policy. In July, the Fed lowered its target rate for Federal Funds - the overnight rate for loans between banks - by 0.25% to 5.75%.
         The main reason why the Fed lowered its target interest rate is that inflation, as measured by the consumer price index, has been subdued. The manufacturing sector of the U.S. economy slowed dramatically during the summer and sales at retail stores remain sluggish. Both trends bode well for continued low inflation.
         While such economic trends tend to reduce returns on short-term, fixed-income investments, low inflation also means that money market shareholders retain more "real" purchasing power. The annualized yield of Delaware Cash Reserve A Class for the seven days ended September 30 was 4.91%, nearly twice as much as the 2.5% annualized increase in the consumer price index as of September 30.
        This Fund is not designed for long-term growth, but it can be a sensible place to hold money for your short-term needs or money you plan to move to other investments in the future. For example, say you receive a lump-sum distribution from an employer's retirement plan as a result of an early retirement or a change in jobs. The Fund could be appropriate as you and your financial adviser take time to develop and implement a suitable asset allocation plan to help meet your long-range objectives.
         On page 2, Gary A. Reed, your Fund's portfolio manager, explains how the movement of short-term interest rates has affected money market funds such as Delaware Cash Reserve. We believe the Fed has succeeded in controlling consumer and wholesale prices for the near-term, making it unlikely, in our opinion, that short-term interest rates will change as much in the coming months as they did in late 1994 and early 1995.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

Portfolio Review
-------------------------------------------------------------------------------

To take advantage of higher yields available from slightly longer maturity securities, your Fund's management lengthened the average maturity of Delaware Cash Reserve's portfolio from 38 days to 49 days during the six months ended September 30.
         This lengthened maturity reflects our expectation of relatively modest U.S. economic growth in the coming months. We believe that short-term interest rates will not fluctuate as dramatically as they did in 1994 and 1995.
         Generally, the Fund lengthens average maturity to capture high interest rates for as long as possible when the economy moves into a period of declining interest rates, and shortens maturity to "catch the wave" of potentially higher rates. The Securities and Exchange Commission limits the weighted average maturity of a money market fund to 90 days or less.
         As you can see from the table above, the Fund slightly increased its holdings of commercial paper as a proportion of net assets and slightly decreased its holdings of short-term time deposits at banks as well as U.S. government obligations such as very short-term securities issued by the Federal National Mortgage Association.
         Commercial paper is issued by corporations and financial institutions to finance short-term operational needs. We found these securities offered interest rates that were generally higher than rates available from bank deposits and government securities. The Fund buys only high-quality commercial paper issued by large businesses with high credit ratings.


/s/ Gary A. Reed
------------------------
Gary A. Reed
Senior Portfolio Manager
--------------------------------------------------------------------------------
HOW YOUR FUND'S PORTFOLIO HAS CHANGED
                                      Net Assets as of:
                                      4/1/95    9/30/95
                                      ------    -------
Commercial Paper                       39%        48%
Floating Rate Notes                    16%        17%
Short-Term Time Deposits               21%        17%
Certificates of Deposit                10%         7%
U.S. Government Obligations             9%         6%
Banker's Acceptances                    0%         2%
Other                                   3%         2%
-------------------------------------------------------------------------------

YOUR FUND'S PERFORMANCE
Despite the recent drop in interest rates, the yield advantage that Delaware Cash Reserve A has offered relative to inflation - as measured by the consumer price index - continued to climb during the six months that ended September 30.
         The chart on the next page shows that since the Federal Reserve Board began raising interest rates in the winter of 1994 the advantage Class A's seven-day yield has offered over the annualized rate of inflation has grown steadily. As of September 30, Class A's seven-day yield stood at 4.91% while the consumer price index was rising at an annual rate of just 2.5%, a yield advantage of 2.41%. Compare that to March 1994, when the Fund's yield and short-term rates in general were barely keeping pace with inflation.
         Even though Class A's seven-day yield has dropped by a modest 0.22% since March 31 as interest rates fell, the advantage the Fund enjoys over inflation has WIDENED by an extra 0.21% as of September 30 because the growth rate in consumer prices has fallen even faster than interest rates. This is important because it means that the money you've set aside in Delaware Cash Reserve Fund for near-term and emergency needs and for future investment is not losing ground to inflation -- a very distinct risk of short-term investments.
         The seven-day yield advantage over inflation for Class B and Consultant Class shares was lower than Class A as of September 30. For more information on Class B and Consultant Class yield, see the table on the next page.

A Look at Delaware Cash Reserve's Yield Movement vs. Inflation

CHART PLOT POINTS

Mar-94  2.45    2.5
Apr-94  2.51    2.4
May-94  2.71    2.3
Jun-94  3.08    2.5
Jul-94  3.18    2.8
Aug-94  3.46    2.9
Sep-94  3.63    3
Oct-94  3.92    2.6
Nov-94  4.02    2.7
Dec-94  4.47    2.7
Jan-95  4.93    2.8
Feb-95  4.88    2.9
Mar-95  5.1     2.9
Apr-95  5.16    3.1
May-95  5.17    3.2
Jun-95  5.13    3
Jul-95  5.03    2.9
Aug-95  4.93    2.6
Sep-95  4.93    2.5

Source of CPI data: Bloomberg Business News.

THIS CHART SHOWS CHANGES IN THE SEVEN-DAY YIELD OF DELAWARE CASH RESERVE CLASS A COMPARED TO THE RATE OF INFLATION BASED ON THE NATIONAL CONSUMER PRICE INDEX, A U.S. GOVERNMENT INDEX THAT MEASURES THE COST OF GOODS AND SERVICES. REGIONAL INFLATION MAY BE HIGHER OR LOWER. CLASS A'S YIELDS TAKE INTO ACCOUNT ALL CHARGES AND FEES AND REINVESTMENT OF DIVIDENDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


                                 DELAWARE CASH RESERVE
                        TOTAL RETURN THROUGH SEPTEMBER 30, 1995

             CLASS A                                 CLASS B                                      CONSULTANT CLASS
          AVERAGE ANNUAL                          AVERAGE ANNUAL                                   AVERAGE ANNUAL
           TOTAL RETURNS                           TOTAL RETURNS                                     TOTAL RETURNS
10 Years                +5.64%             Lifetime                                             10 Years               +5.42%
Five Years              +4.09%               Excluding Sales Charge        +3.46%               Five Years             +3.83%
One Year                +4.96%               Including Sales Charge        +0.66%               One Year               +4.70%
Including Sales Charge                     One Year
                                             Excluding Sales Charge        +3.92%               Seven-Day Yield        +4.66%
Seven-Day Yield         +4.91%               Including Sales Charge       - 0.08%               (as of 9/30/95)
(as of 9/30/95)                              Seven-Day Yield              + 3.91%
                                             (as of 9/30/95)

Delaware Cash Reserve Class B is available only as part of an overall investment program using other class B funds. Direct investment into Delaware Cash Reserve Class B may be made only when establishing a Wealth Builder plan. Class B performance reflects the reinvestment of all distributions.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on May 2, 1994.

Consultant Class performance after March 31, 1988 reflects the impact of a 12b-1 fee.

Performance data quoted represents past performance. Return and yield will fluctuate.

Asset Allocation:
--------------------------------------------------------------------------------
Why Diversification
--------------------------------------------------------------------------------
Makes Sense
--------------------------------------------------------------------------------


An inheritance, an early retirement or a change in jobs -- these are among the circumstances that could result in you receiving money that you may choose to invest.

        Deciding how to allocate these dollars at first may seem a challenging task. Lots of people will undoubtedly have words of advice. Lots of options beckon, among them mutual funds.

AS YOU CAN SEE IN THE CHART, ASSET CLASS PERFORMANCE LEADERSHIP HAS VARIED FROM DECADE TO DECADE.

-------------------------------------------------------------------------------
COMPOUND ANNUAL RATES OF RETURN BY DECADE


                                             1930s   1940s    1950s   1960s   1970s    1980s   1990s**   1985-94
                                            ---------------------------------------------------------------------
Large Company Stocks                        -0.1%     9.2%    19.4%    7.8%    5.9%    17.5%    8.7%       14.4%
Small Company Stocks                         1.4     20.7     16.9    15.5    11.5     15.8    11.8        11.1
Long-Term Corporate Bonds                    6.9      2.7      1.0     1.7     6.2     13.0     8.4        11.6
Long-Term U.S. Treasury Bonds                4.9      3.2     -0.1     1.4     5.5     12.6     8.3        11.9
Intermediate-Term U.S. Treasury Bonds        4.6      1.8      1.3     3.5     7.0     11.9     7.5         9.4
U.S. Treasury Bills                          0.6      0.4      1.9     3.9     6.3      8.9     4.7         5.8
Inflation                                   -2.0      5.4      2.2     2.5     7.4      5.1     3.5         3.6

**Based on the period 1990 - 1994.
Source: Ibbotson Associates.
-------------------------------------------------------------------------------
Return potential and risk vary with different types of securities. While stocks historically have offered the highest long-term return potential of any asset class, their value may fluctuate significantly in the short term, and volatility is even greater for securities of small-cap companies. Bonds, which offer the potential for current income, tend to be less price volatile than stocks, but are nonetheless sensitive to changes in interest rates. U.S. Treasury bonds, unlike corporate bonds, are guaranteed as to principal and interest. In general, the longer a bond's maturity, the greater the potential for price fluctuation. Past performance of these unmanaged asset classes is not a guarantee of future results and does not reflect any fees and expenses.

        For many people, the first and easiest step might be a money market fund such as Delaware Cash Reserve. However, this is only a temporary solution that is unlikely to address your long-term financial needs.

         As you and your financial adviser explore options, one fact to keep in mind is that no one can consistently predict which single type of investment will perform the best in the future. History has shown that markets move in cycles, depending on factors such as the economy, interest rates, inflation and changing political and social conditions.

Performance Leadership Changes

Five different types of assets -- from small company stocks, whose prices can change a lot from day to day, to U.S. Treasury bills, the most conservative of asset classes -- have been the top performing asset class in any one year since 1980, according to research compiled by Ibbotson Associates of Chicago.

         Equity investments have been the top performers during eight of the past 15 years, but in some years small stocks have led and in other years large company stocks have led. Long-term and intermediate-term bonds have had the best performance four times since 1980 -- but again, sometimes corporate bonds led the way -- and other years government bonds ranked the highest.

         Such constant change is why asset allocation makes sense for long-term investors. By maintaining a DIVERSIFIED portfolio that includes different asset classes, you can help reduce your portfolio's risk when one investment performs poorly, and share in the benefits when one or more investments do well.
         Research has shown that how you mix several investments -- that is, asset allocation -- determines more than 92% of your long-term investment results.* In fact, by dividing your investments among various asset classes, such as stocks, bonds and short-term cash reserves, you can reduce the amount that your portfolio value shifts in the short term and help enhance total return potential over time.

The Basic Four
Below are four ways that investment professionals have used to allocate assets. They are by no means the only way to divide your investment dollars, but they are presented here to give you a general idea of the variety of long-term strategies that are available.

o Capital Growth
   A strategy with an objective of capital growth may focus on several different sectors of the equity market - such as mutual funds that invest in small growing companies and those that focus on large established companies. It may include both U.S. and international investments. Such a strategy would be suitable for investors who wish to maximize capital appreciation and are willing to accept a relatively high degree of short-term risk to principal.

o Total Return
   Investors who follow this strategy typically want capital growth but also want to try to cushion an investment against dramatic short-term price changes. This strategy can involve allocation of the largest share of assets to mutual funds that invest in the common stocks of mid-size and established companies for growth. Funds that invest in corporate bonds and preferred stocks may be added to the portfolio to generate income.

o The Balanced Approach
   A strategy that seeks a balanced approach that is generally geared to relatively conservative investors who are as concerned with preserving principal as they are with future growth. It can involve using a mix of mutual funds that may invest in dividend-paying stocks, U.S. government securities and very high-quality corporate bonds. A major goal is generally to keep ahead of inflation while minimizing risk.

o Current Income
   A strategy that focuses on current income can employ mutual funds to maximize income through various types of bond funds and possibly stock funds. Long-term growth is generally a secondary goal. Asset classes that involve risk to principal may be used in order to achieve higher income. One variation of such a strategy can rely on municipal bond funds to maximize income exempt from taxation.

   Exactly how you should divide new money or assets you've had for years is something that depends on your circumstances and should be carefully planned with the help of a professional financial adviser. It's helpful to keep in mind that your needs may be different from other family members and since your needs change over time, you and your financial adviser should review your long-term mix for the years ahead.

------------------------------------
*FINANCIAL ANALYSTS JOURNAL, B.G.R. Brinson,
B.D. Singer and G.L. Beebower, May-June 1991

Financial
-------------------------------------------------------------------------------
Statements
-------------------------------------------------------------------------------
Delaware Group Cash Reserve, Inc.*
Statement of Net Assets
September 30, 1995
(Unaudited)

                                                 Principal
                                                   Amount          Value
COMMERCIAL PAPER - 47.95%
Financial Services - 16.87%
ABN AMRO North American Financial, Chicago
 5.63% 10/11/95 ..........................     $ 10,000,000     $  9,984,361
ABN AMRO North American Financial, Chicago
 6.16% 1/2/96 ............................        8,000,000        7,872,693
Banc One Funding 5.68% 10/31/95 ..........        9,250,000        9,206,217
Dresdner U.S. Finance 5.75% 10/3/95 ......       10,000,000        9,996,806
Internationale-Nederlanden (U.S.)
 Insurance Holdings 5.75% 10/23/95........        8,000,000        7,971,889
Internationale-Nederlanden (U.S.)
 Insurance Holdings 5.70% 11/16/95 .......       10,000,000        9,927,167
Internationale-Nederlanden (U.S.) Funding
 5.64% 2/23/96 ...........................        8,000,000        7,818,267
MetLife Funding 5.71% 10/10/95 ...........       10,000,000        9,985,725
National Australia Funding, Delaware
 5.65% 11/6/95 ...........................       10,000,000        9,943,500
SAFECO Credit Co. 5.72% 11/1/95 ..........        8,000,000        7,960,596
Unum 5.68% 10/23/95 ......................       10,000,000        9,965,289
                                                                ------------
Total Financial Services .................                       100,632,510
                                                                ------------

Industrial - 20.40%
Daimler-Benz North America
 5.78% 2/13/96 ...........................       10,000,000        9,783,250
Dupont (E.I.) DeNemours
 5.55% 7/19/96 ...........................        8,000,000        7,639,867
Kaiser Foundation Hospitals
 5.50% 1/4/96 ............................        9,000,000        8,869,375
McCormick & Co. 6.05% 10/30/95 ...........       10,000,000        9,951,264
McCormick & Co. 5.43% 3/29/96 ............        9,250,000        8,998,863
McCormick & Co. 5.47% 6/11/96 ............        5,000,000        4,807,031
Sandoz 5.73% 10/10/95 ....................        4,000,000        3,994,270
Sandoz 5.74% 11/9/95 .....................       10,000,000        9,937,817
Sandoz 5.68% 11/30/95 ....................        9,000,000        8,914,800
Sara Lee 6.34% 11/14/95 ..................        8,000,000        7,938,009
Schering 5.63% 11/1/95 ...................       10,000,000        9,951,519
Schering 5.93% 11/2/95 ...................       10,000,000        9,947,289
Schering 5.68% 2/8/96 ....................        5,000,000        4,897,444

                                                 Principal
                                                   Amount          Value
Industrial (Continued)
Siemens 5.60% 3/1/96 .....................     $  6,250,000     $  6,102,222
Vermont American 5.73% 11/7/95 ...........       10,000,000        9,941,108
                                                                ------------
Total Industrial .........................                       121,674,128
                                                                ------------

Mortgage Bankers and Brokers - 10.68%
CS First Boston 5.74% 10/20/95 .............     10,000,000        9,969,706
CS First Boston 5.73% 11/3/95 ..............      5,000,000        4,973,738
Goldman Sachs Group 5.48% 11/24/95 .........     10,000,000        9,917,800
Merrill Lynch & Co. 5.63% 11/29/95 .........      9,000,000        8,916,958
Morgan Stanley Group 5.72% 10/10/95 ........     10,000,000        9,985,700
Morgan Stanley Group 5.74% 10/27/95 ........     10,000,000        9,958,544
Westdeutsche Landesbank Girozentrale,
 New York 5.66% 10/19/95 ...................     10,000,000        9,971,700
                                                                ------------
Total Mortgage Bankers and Brokers .........                      63,694,146
                                                                ------------
Total Commercial Paper .....................                     286,000,784
                                                                ------------
BANKERS ACCEPTANCE - 1.96%
Morgan Guaranty Trust Company, New York
 5.67% 10/18/95 ............................     11,700,000       11,668,673
                                                                ------------
Total Bankers Acceptance ...................                      11,668,673
                                                                ------------
CERTIFICATES OF DEPOSIT - 6.71%
Euro-Certificates of Deposit - 3.35%
 National Westminster Bank PLC
 5.76% 12/20/95 ............................     10,000,000        9,999,917
Westdeutsche Landesbank Girozentrale
 5.75% 10/20/95 ............................     10,000,000       10,000,052
                                                                ------------
Total Euro-Certificates of Deposit .........                      19,999,969
                                                                ------------
Yankee Certificates of Deposit - 3.36%
Bank of Montreal, Chicago
 5.73% 10/13/95 ............................     10,000,000       10,000,033
Royal Bank of Canada, New York
 6.38% 10/5/95 .............................     10,000,000       10,000,054
                                                                ------------
Total Yankee Certificates of Deposit .......                      20,000,087
                                                                ------------
Total Certificates of Deposit ..............                      40,000,056
                                                                ------------

FLOATING RATE NOTES+ - 17.50%
Federal Farm Credit Bank Floating Rate
 Medium-Term Note 5.95% 11/9/95 ............     10,000,000        9,998,277
Federal Home Loan Bank Floating Rate Note
 6.09% 10/2/95 .............................     10,000,000        9,999,947
Morgan (J.P.) Floating Rate Medium-Term Note
 6.13% 10/2/96 .............................     10,000,000        9,994,700
General Electric Capital Floating Rate
 Medium-Term Note 6.10% 11/9/95 ............     10,000,000       10,000,000

----------
*This Fund is known and does business as Delaware Cash Reserve

                                                 Principal
                                                   Amount          Value

FLOATING RATE NOTES (Continued)
Merrill Lynch Floating Rate
 Medium-Term Note
 5.88% 10/4/95 .............................     $ 10,000,000     $ 10,000,000
Student Loan Marketing Association
 5.37% 10/3/95 .............................       10,000,000       10,000,000
Student Loan Marketing Association
 5.44% 10/3/95 .............................       15,000,000       15,000,000
Student Loan Marketing Association
 5.46% 10/3/95 .............................        8,000,000        8,000,000
Student Loan Marketing Association
 5.49% 10/3/95 .............................        9,400,000        9,400,000
Student Loan Marketing Association
 5.51% 10/3/95 .............................        5,000,000        5,000,000
Student Loan Marketing Association
 5.54% 10/3/95 .............................        7,000,000        6,997,389
                                                                  ------------
Total Floating Rate Notes ..................                       104,390,313
                                                                  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.84%
Federal National Mortgage Association
 Discount Note 5.75% 10/6/95 ...............        8,000,000        7,993,611
Federal National Mortgage Association
 Discount Note 5.61% 10/26/95 ..............        5,000,000        4,980,521
Federal National Mortgage Association
 Discount Note 5.51% 1/4/96 ................        5,000,000        4,927,299
Federal National Mortgage Association
 Medium-Term Note 5.50% 6/12/96 ............       10,000,000        9,971,985
Federal National Mortgage Association
 Medium-Term Note 5.64% 9/9/96 .............        7,000,000        6,988,314
                                                                  ------------
Total U.S. Government
 Agency Obligations ........................                        34,861,730
                                                                  ------------

SHORT-TERM TIME DEPOSITS - 17.15%
Bayerische Hypotheken, New York
 6.50% 10/2/95 .............................       18,263,000       18,263,000
Berliner Handels-Und Frankfurter Bank,
 New York 6.50% 10/2/95 ....................       28,000,000       28,000,000
Harris Trust & Savings Bank, Chicago
 6.50% 10/2/95 .............................       28,000,000       28,000,000
National City Bank, Cleveland
 6.50% 10/2/95 .............................       28,000,000       28,000,000
                                                                  ------------
Total Short-Term Time Deposits .............                       102,263,000
                                                                  ------------
MISCELLANEOUS INVESTMENTS - 1.68%
National Bank Of Detroit, Bank Note
 6.40% 4/25/96  ............................       10,000,000       10,029,697
                                                                  ------------
Total Miscellaneous Investments ............                        10,029,697
                                                                  ------------

                                                      Value
TOTAL MARKET VALUE OF SECURITIES OWNED -
 98.79% (WHICH APPROXIMATES COST FOR FINANCIAL
 REPORTING AND INCOME TAX PURPOSES)  .........   $589,214,253
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.21%  .................      7,214,174
                                                 ------------
NET ASSETS:
APPLICABLE TO 580,819,174 DELAWARE CASH RESERVE
 A CLASS SHARES, 1,827,878 DELAWARE CASH RESERVE
 B CLASS SHARES AND 13,781,375 DELAWARE
 CASH RESERVE CONSULTANT CLASS SHARES
 OUTSTANDING; EQUIVALENT
 TO $1.00 PER SHARE - 100.00% .................  $596,428,427
                                                 ============
------------------------------------------
+For Floating Rate Notes, the maturity date shown is the next interest reset date.


                             See accompanying notes

Delaware Group Cash Reserve, Inc.
Statement of Operations
For Six Months Ended September 30, 1995
(Unaudited)

INVESTMENT INCOME:
Interest.......................................                    $18,699,588

EXPENSES:
Management fees ($1,516,941)
 and directors' fees ($35,810).................    $1,552,751
Dividend disbursing, transfer agent
 and shareholder servicing fees................       916,355
Reports and statements to shareholders.........       192,600
Taxes (other than taxes on income).............       106,586
Salaries.......................................        81,304
Federal and state registration fees............        39,958
Distribution expenses..........................        31,396
Custodian fees.................................        28,340
Professional fees..............................        23,700
Other..........................................        40,372        3,013,362
                                                   ----------      -----------
NET INVESTMENT INCOME..........................                    $15,686,226
                                                                   ===========

                             See accompanying notes

Delaware Group Cash Reserve, Inc.
Statement of Changes in Net Assets
                                           Six Months Ended       Year Ended
                                               9/30/95              3/31/95
                                             (Unaudited)

OPERATIONS:
Net investment income .................    $   15,686,226       $    26,885,730
                                           ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:
 Delaware Cash Reserve A Class ........       (15,190,606)          (26,037,518)
 Delaware Cash Reserve B Class ........           (28,341)              (28,585)
 Delaware Cash Reserve
       Consultant Class ...............          (467,279)             (819,627)
                                          ---------------       ---------------
                                              (15,686,226)          (26,885,730)
                                          ---------------       ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Delaware Cash Reserve A Class ........       404,427,201           915,796,166
 Delaware Cash Reserve B Class ........         3,006,031             6,007,137
 Delaware Cash Reserve
       Consultant Class ...............        64,027,584           122,026,623
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income:
 Delaware Cash Reserve A Class ........        14,718,350            25,020,061
 Delaware Cash Reserve B Class ........            26,973                26,110
 Delaware Cash Reserve
       Consultant Class ...............           456,627               776,742
                                          ---------------       ---------------
                                              486,662,766         1,069,652,839
                                          ---------------       ---------------
Cost of shares repurchased:
 Delaware Cash Reserve A Class ........      (444,319,077)       (1,033,935,245)
 Delaware Cash Reserve B Class ........        (2,293,137)           (4,945,236)
 Delaware Cash Reserve
       Consultant Class ...............       (69,089,131)         (126,978,425)
                                          ---------------       ---------------
                                             (515,701,345)       (1,165,858,906)
                                          ---------------       ---------------
Decrease in net assets derived
 from capital share transactions ......       (29,038,579)          (96,206,067)
                                          ---------------       ---------------
NET DECREASE IN NET ASSETS ............       (29,038,579)          (96,206,067)
                                          ---------------       ---------------

NET ASSETS:
Beginning of period ...................       625,467,006           721,673,073
                                          ---------------       ---------------
End of period .........................   $   596,428,427       $   625,467,006
                                          ===============       ===============

                                   See accompanying notes

Delaware Group Cash Reserve, Inc.
Notes to Financial Statements
September 30, 1995
(Unaudited)

Delaware Group Cash Reserve, Inc. (the "Fund") is available at no-load and is registered as a diversified, open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers three classes of shares.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

Security Valuation - Securities are valued at amortized cost which approximates market value. Security transactions are recorded on the date the securities are purchased or sold (trade date). Premiums and discounts are amortized on a pro-rata basis and included in income.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the investment manager of the Fund, an annual fee which is calculated daily at the following rate less fees paid to the independent directors: .50% of the first $500 million of average daily net assets of the Fund, .475% on the next $250 million, .45% on the next $250 million, .425% on the next $250 million, .375% on the next $250 million, .325% on the next $250 million, .30% on the next $250 million and .275% on the average daily net assets over $2 billion.

At September 30, 1995, the Fund had a liability for investment management fees and other expenses payable to DMC for $67,386.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P., (DDLP) the Distributor and an affiliate of DMC, an annual fee of 1.00% of the average daily net assets of the B Class and .25% of the average daily net assets of the Consultant Class. At September 30, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $495.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the six months ended September 30, 1995, the Fund has expensed $916,355 for these services. At September 30, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $19,197.

Certain officers of DMC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their relationship with the Fund.

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the Merger. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                Number of Votes
                                       For      Against/Witheld     Abstentions
-------------------------------------------------------------------------------
Elections of Directors:
 Wayne A. Stork                   349,614,076     12,331,516             --
 Walter P. Babich                 349,617,551     12,328,042             --
 Anthony D. Knerr                 349,650,496     12,295,096             --
 Ann R. Leven                     349,629,914     12,315,678             --
 W. Thacher Longstreth            349,482,089     12,463,503             --
 Charles E. Peck                  349,618,211     12,327,381             --

Selection of Ernst & Young LLP
 as Independent Auditors          339,434,797      3,070,653          19,440,142

Approval of the New
 Investment Management
 Agreement                        335,407,402      8,675,269          17,862,921

3. Fund Shares
Transactions in Fund shares were as follows:

                                                Six Months            Year
                                                  Ended               Ended
                                                 9/30/95             3/31/95
Shares sold:
 Delaware Cash Reserve A Class ...........     404,427,201         915,796,166
 Delaware Cash Reserve B Class ...........       3,006,031           6,007,137
 Delaware Cash Reserve
       Consultant Class ..................      64,027,584         122,026,623
Shares issued upon reinvestment
 of dividends from net investment income:
 Delaware Cash Reserve A Class ...........      14,718,350          25,020,061
 Delaware Cash Reserve B Class ...........          26,973              26,110
 Delaware Cash Reserve
       Consultant Class ..................         456,627             776,742
                                            --------------      --------------
                                               486,662,766       1,069,652,839
                                            --------------      --------------

Shares repurchased:
 Delaware Cash Reserve A Class ...........    (444,319,077)     (1,033,935,245)
 Delaware Cash Reserve B Class ...........      (2,293,137)         (4,945,236)
 Delaware Cash Reserve
       Consultant Class ..................     (69,089,131)       (126,978,425)
                                            --------------      --------------
                                              (515,701,345)     (1,165,858,906)
                                            --------------      --------------
 Net decrease ............................     (29,038,579)        (96,206,067)
                                            ==============      ==============

4. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Cash Reserve A Class
                                                               Six Months(1)
                                                                   Ended                       Year Ended
                                                                  9/30/95    3/31/95    3/31/94    3/31/93    3/31/92    3/31/91
Net asset value, beginning of period. . . . . . . . . . . .        $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Income from investment operations:
 Net investment income. . . . . . . . . . . . . . . . . . .         0.0253     0.0394     0.0227     0.0283     0.0501     0.0727
 Net realized and unrealized gain from security transactions          none       none       none       none       none       none
                                                                   -------    -------    -------    -------    -------    -------
 Total from investment operations.. . . . . . . . . . . . .         0.0253     0.0394     0.0227     0.0283     0.0501     0.0727

Less distributions:
 Dividends. . . . . . . . . . . . . . . . . . . . . . . . .        (0.0253)   (0.0394)   (0.0227)   (0.0283)   (0.0501)   (0.0727)
 Distributions from net realized gain on security transactions        none       none       none       none       none       none
                                                                  --------    -------    -------    -------    -------    -------
 Total distributions. . . . . . . . . . . . . . . . . . . .        (0.0253)   (0.0394)   (0.0227)   (0.0283)   (0.0501)   (0.0727)
                                                                  --------    -------    -------    -------    -------    -------
Net asset value, end of period. . . . . . . . . . . . . . .        $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                                                  ========    =======    =======    =======    =======    =======

Total return. . . . . . . . . . . . . . . . . . . . . . . .          2.56%      4.01%      2.28%      2.87%      5.13%      7.52%

Ratios/supplemental data:
 Net assets, end of period (000 omitted). . . . . . . . . .       $580,819   $605,993    $699,112  $672,034   $911,548 $1,042,489
 Ratio of expenses to average net assets. . . . . . . . . .          0.96%      1.01%       1.00%     0.90%      0.81%      0.78%
 Ratio of net investment income to average net assets. . . .         5.05%      3.91%       2.27%     2.88%      5.04%      7.24%



                                          Delaware Cash Reserve B Class             Delaware Cash Reserve Consultant Class
                                          Six Months(1)    Period           Six Months(1)
                                            Ended         5/2/94(2) to        Ended                  Year Ended
                                           9/30/95          3/31/95          9/30/95  3/31/95  3/31/94  3/31/93  3/31/92  3/31/91
Net asset value, beginning of period. .    $1.0000          $1.0000          $1.0000  $1.0000   $1.0000  $1.0000  $1.0000   $1.0000

Income from investment operations:
 Net investment income. . . . . . . . .     0.0203           0.0279           0.0241   0.0369    0.0202   0.0259   0.0476    0.0702
 Net realized and unrealized gain
  from security transactions. . . . . .       none             none             none     none      none     none     none      none
                                          ---------          -------         -------  -------   ------   -------   -------  ------
Total from investment operations. . . .     0.0203           0.0279           0.0241   0.0369    0.0202    0.0259   0.0476    0.0702

Less distributions:
 Dividends. . . . . . . . . . . . . . . .  (0.0203)         (0.0279)         (0.0241) (0.0369)  (0.0202) (0.0259) (0.0476) (0.0702)
 Distributions from net realized gain
  on security transactions. . . . . . . .     none             none             none     none      none     none     none     none
                                          ---------          -------         -------  -------  --------  -------  -------  ------
 Total distributions. . . . . . . . . . .  (0.0203)         (0.0279)         (0.0241) (0.0369)  (0.0202) (0.0259) (0.0476) (0.0702)
                                          ---------          -------         -------  -------- --------  -------  -------  ------
Net asset value, end of period             $1.0000          $1.0000          $1.0000  $1.0000   $1.0000  $1.0000  $1.0000  $1.0000
                                          =========          =======         =======  ========  =======  =======  =======  ======

Total return. . . . . . . . . . . . . .    2.05%(3)         3.10%(3)            2.43%     3.75%    2.04%    2.62%    4.87%    7.25%

Ratios/supplemental data:
 Net assets, end of period
  (000 omitted). . . . . . . .  .  .  .      $1,828           $1,088          $13,781   $18,386  $22,561  $13,191  $26,183  $27,581
Ratio of expenses to
 average net assets. . .  .  .  .  .  .       1.96%            2.01%            1.21%     1.26%    1.25%    1.15%    1.06%    1.03%
Ratio of net investment income
 to average net assets.  .  .  .  .  .        4.05%            2.91%            4.80%     3.66%    2.02%    2.63%    4.79%    6.99%

   All share and per share figures prior to January 1, 1991 have been restated to reflect the 10-to-1 stock recapitalization.
(1)Ratios have been annualized and total return has not been annualized.
(2)Date of initial public offering; ratios and total return have been annualized.
(3)Does not include contingent deferred sales charge, which varies from 1% - 4%, depending upon the holding period.

This semi-annual report is for the information of Delaware Group Cash Reserve shareholders, but it may be used with prospective investors when preceded or accompanied by a current PROSPECTUS, which gives details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the current Statement of Additional Information. If used with prospective investors after December 31, 1995, this report must be accompanied by a Delaware Group Cash Reserve Performance Update for the most recently completed calendar quarter. The figures in this report represent past results.


Delaware Group
-------------------------------------------------------------------------------
of Funds
-------------------------------------------------------------------------------
FOR GROWTH OF CAPITAL
Trend Fund
DelCap Fund
Value Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

For a prospectus of any Delaware Group fund, contact your financial adviser or Delaware Group.

*Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and
 Income Fund purchases can be made through any registered broker.

*Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

THE GOAL OF A MONEY MARKET FUND IS TO MAINTAIN A CONSTANT SHARE PRICE OF $1. HOWEVER, THERE CAN BE NO GUARANTEE THAT THIS GOAL WILL BE MET. THE FUND'S YIELD AND RETURN FLUCTUATE AND ARE NOT GUARANTEED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

This report must be preceded or accompanied by a current Delaware Group Cash Reserve Fund prospectus.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING, DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

Copy Right Delaware Distributors, L.P.

      Printed in the U.S.A. on recycled paper.
SA - 008 [9/95] PP11/95

                                                   =================
                                                   Delaware

                                                   Cash

                                                   Reserve
                                                   =================

                                               1995

                                                   SEMI-ANNUAL

                                               REPORT

A Tradition of Sound Investing Since 1929

                    DELAWARE
                    GROUP
                    ========
                    Philadelphia o London